UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2024

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
1-8606		23-2259884
(Commission File Number)		(IRS Employer Identification No.)

1095 Avenue of the Americas New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
Common Stock, par value $0.10	VZ	New York Stock Exchange
Common Stock, par value $0.10	VZ	The Nasdaq Global Select Market
0.875% Notes due 2025	VZ 25	New York Stock Exchange
3.25% Notes due 2026	VZ 26	New York Stock Exchange
1.375% Notes due 2026	VZ 26B	New York Stock Exchange
0.875% Notes due 2027	VZ 27E	New York Stock Exchange
1.375% Notes due 2028	VZ 28	New York Stock Exchange
1.125% Notes due 2028	VZ 28A	New York Stock Exchange
2.350% Fixed Rate Notes due 2028	VZ 28C	New York Stock Exchange
1.875% Notes due 2029	VZ 29B	New York Stock Exchange
0.375% Notes due 2029	VZ 29D	New York Stock Exchange
1.250% Notes due 2030	VZ 30	New York Stock Exchange
1.875% Notes due 2030	VZ 30A	New York Stock Exchange
4.250% Notes due 2030	VZ 30D	New York Stock Exchange
2.625% Notes due 2031	VZ 31	New York Stock Exchange
2.500% Notes due 2031	VZ 31A	New York Stock Exchange
3.000% Fixed Rate Notes due 2031	VZ 31D	New York Stock Exchange
0.875% Notes due 2032	VZ 32	New York Stock Exchange
0.750% Notes due 2032	VZ 32A	New York Stock Exchange
3.500% Notes due 2032	VZ 32B	New York Stock Exchange
1.300% Notes due 2033	VZ 33B	New York Stock Exchange
4.75% Notes due 2034	VZ 34	New York Stock Exchange
4.750% Notes due 2034	VZ 34C	New York Stock Exchange
3.125% Notes due 2035	VZ 35	New York Stock Exchange
1.125% Notes due 2035	VZ 35A	New York Stock Exchange
3.375% Notes due 2036	VZ 36A	New York Stock Exchange
3.750% Notes due 2036	VZ 36B	New York Stock Exchange
2.875% Notes due 2038	VZ 38B	New York Stock Exchange
1.875% Notes due 2038	VZ 38C	New York Stock Exchange
1.500% Notes due 2039	VZ 39C	New York Stock Exchange
3.50% Fixed Rate Notes due 2039	VZ 39D	New York Stock Exchange
1.850% Notes due 2040	VZ 40	New York Stock Exchange
3.850% Fixed Rate Notes due 2041	VZ 41C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On September 4, 2024, Verizon Communications Inc. (“Verizon”) entered into an Agreement and Plan of Merger (including the exhibit thereto, the “Merger Agreement”), by and among Verizon, Frontier Communications Parent, Inc., a Delaware corporation (“Frontier”), and France Merger Sub Inc., a Delaware corporation and a subsidiary of Verizon (“Merger Sub”). The Merger Agreement provides for, among other things, upon the terms and subject to the conditions set forth therein, the merger of Merger Sub with and into Frontier, with Frontier surviving such merger as the surviving corporation (the “Surviving Corporation”) (the “Merger,” and collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”). Each capitalized term used herein but not otherwise defined has the meaning given to it in the Merger Agreement.

The Merger will become effective at the time the Certificate of Merger has been filed with the Delaware Secretary of State or at such later effective time and date that is agreed to by Verizon and Frontier and specified in the Certificate of Merger (the “Effective Time”).

At the Effective Time, each share of common stock, $0.01 par value per share, of Frontier (the “Frontier Common Stock”) issued and outstanding immediately prior to the Effective Time (but excluding (i) any shares of Frontier Common Stock that are owned by Verizon or Merger Sub immediately prior to the Effective Time or owned by Frontier immediately prior to the Effective Time and (ii) any shares of Frontier Common Stock as to which appraisal rights have been properly exercised) will be cancelled and converted into the right to receive an amount in cash equal to $38.50 per share, without interest (the “Merger Consideration”).

The Merger Agreement contains certain customary representations and warranties made by each party, which, in the case of Frontier, are qualified by the confidential disclosures provided to Verizon in connection with the Merger Agreement, as well as matters included in Frontier’s reports filed with the Securities and Exchange Commission (the “SEC”) prior to the date of the Merger Agreement. Verizon and Frontier have agreed to various customary covenants, including covenants regarding the conduct of Frontier’s business prior to the Closing, covenants requiring Frontier to recommend that its stockholders approve the Merger Agreement and covenants prohibiting Frontier from soliciting alternative acquisition proposals or providing information to or engaging in discussions with third parties, in each case, except in limited circumstances as provided in the Merger Agreement.

Consummation of the Transactions is subject to certain customary conditions, including (i) approval of the Transactions by the requisite vote of Frontier’s stockholders (the “Company Stockholder Approval”), (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of required approvals from the Federal Communications Commission and certain local franchise authorities and state public utility commissions, subject to certain conditions contained in the Merger Agreement, (iii) the absence of any legal restraint prohibiting the Transactions, (iv) the accuracy of each party’s representations and warranties (subject to customary materiality qualifiers) and (v) each party’s compliance with its covenants and agreements contained in the Merger Agreement in all material respects.

The Merger Agreement may be terminated by either party under certain circumstances, and further provides that, upon termination of the Merger Agreement under specified circumstances, Frontier may be required to pay Verizon a termination fee of $320 million and, under other specified circumstances, Verizon may be required to pay Frontier a termination fee of $590 million.

The foregoing description of the Merger Agreement and the other Transactions is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 5, 2024, Verizon and Frontier jointly issued a press release in connection with the Transactions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated by reference into this Item 7.01.

The information contained in the press release is being furnished, not filed, pursuant to this Item 7.01. Accordingly, such information will not be incorporated by reference into any filing filed by Verizon under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated by reference therein. The furnishing of the information in this Current Report on Form 8-K with respect to the press release is not intended to, and does not, constitute a determination or admission by Verizon that such information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Verizon.

Forward-Looking Statements

In this report, we have made forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward-looking statements also include those preceded or followed by the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “forecasts,” “hopes,” “intends,” “plans,” “targets” or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see our and Frontier’s most recent annual and quarterly reports and other filings filed with the SEC.

Factors which could have an adverse effect on our operations and future prospects include, but are not limited to, the following: risks relating to the Transactions, including in respect of the ability to obtain required regulatory approvals and the Company Stockholder Approval, and the satisfaction of other closing conditions on a timely basis or at all; unanticipated difficulties and/or expenditures relating to the Transactions and any related financing; uncertainties as to the timing of the completion of the Transactions; litigation relating to the Transactions; the impact of the Transactions on each company’s business operations (including the threatened or actual loss of subscribers, employees or suppliers); the inability to obtain, or delays in obtaining cost savings and synergies from the Transactions; incurrence of unexpected costs and expenses in connection with the Transactions; risks related to changes in the financial, equity and debt markets; and risks related to political, economic and market conditions. In addition, the risks to which Frontier’s business is subject, including those risks set forth in Part I, Item 1A of Frontier’s most recent Annual Report on Form 10-K and its periodic reports filed with the SEC, could adversely affect the Transactions and, following the completion of the Transactions, our operations and future prospects.

Important Additional Information and Where to Find It

In connection with the Transactions, Frontier intends to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) in preliminary and definitive form, the definitive version of which will be sent or provided to Frontier stockholders. Verizon or Frontier may also file other documents with the SEC regarding the Transactions. This document is not a substitute for the Proxy Statement or any other relevant document which Frontier may file with the SEC. Promptly after filing its definitive Proxy Statement with the SEC, Frontier will mail or provide the definitive Proxy Statement and a proxy card to each Frontier stockholder entitled to vote at the meeting relating to the Transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC (WHEN THEY ARE AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement and other documents that are filed or will be filed with the SEC by Frontier or Verizon (when they are available) through the website maintained by the SEC at www.sec.gov, Frontier’s investor relations website at investor.frontier.com or Verizon’s investor relations website at verizon.com/about/investors.

Participants in the Solicitation

Verizon may be deemed to be a “participant” in the solicitation of proxies from the stockholders of Frontier in connection with the Transactions. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in Frontier’s definitive Proxy Statement relating to the Transactions when it is filed by Frontier with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or Frontier’s website at investor.frontier.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of September 4, 2024, by and among Verizon Communications Inc., Frontier Communications Parent, Inc. and France Merger Sub Inc.*

99.1	Joint Press Release, dated as of September 5, 2024.

104	Cover Page Interactive Data File (formatted as inline XBRL)

*	Schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON COMMUNICATIONS INC.

By:/s/ William L. Horton, Jr.
Name: William L. Horton, Jr.
Title: Senior Vice President, Deputy General Counsel and Corporate Secretary

Date: September 5, 2024